

2014

2nd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

A Message to Our Stockholders

Dear Shareholders,

Continued progress. Growing ever stronger.

Income available to shareholders for the second quarter of 2014 totaled $2,571,000 compared to $1,929,000 for the second quarter of 2013. This is an increase of $643,000 or 33.4%.

Income available to shareholders for the first six months of 2014 totaled $5,258,000 compared to $3,735,000 for the same period of 2013. This is an increase of $1,523,000 or 40.8% in income available to common shareholders.

As of June 30, 2014, the loan portfolio totaled $736,220,000 compared to $685,857,000 as of June 30, 2013. The portfolio actually peaked on June 26, 2014 at $742,000,000. Loan interest income has increased $1,200,000 for the first six months of 2014 compared to the same period in 2013. At the same time, total interest expense decreased by $1,091,000 year over year. Equity increased from $124,079,000 as of June 30, 2013 to $135,226,000 as of June 30, 2014.

While earnings were strengthening, asset quality continued to improve. Other real estate owned decreased to $860,000 as of June 30, 2014 compared to $4,138,000 as of June 30, 2013. Nonaccrual loans dropped from $18,197,000 as of June 30, 2013 to $14,201,000 as of June 30, 2014. Total non-performing assets dropped to $15,439,000 compared to a total of $22,954,000 June 30, 2013, a decrease of $7,515,000. Nonearning assets as a percentage of core capital dropped to 16.04% compared to 25.39% at June 30, 2013.

As noted above, we are making progress toward our goal of a fortress balance sheet. We are growing stronger. We must continue the same path. We must continue to build the loan portfolio. We must continue to reduce expenses. We must continue to increase profitability. We must continue to increase shareholders' equity. First Guaranty Bancshares, Inc. is determined to continue this progress and determined to grow even stronger.

Thank you for your investment in First Guaranty Bancshares, Inc. and for your continued support. If you have any questions about our financial position or any of the information presented in this report, please contact me directly at (985) 375-0350.

Sincerely,

Alton B. Lewis
Chief Executive Officer/President
First Guaranty Bancshares, Inc.

Consolidated Statements of Condition

(in thousands, except share data)

	June 30, 2014 (unaudited)	2013
Assets		
Cash and cash equivalents:		
Cash and due from banks	$21,980	$53,214
Interest-earning demand deposits with banks	261	9
Federal funds sold	268	1,064
Cash and cash equivalents	22,509	54,287
Interest-earning time deposits with banks	7,997	997
Investment securities:		
Available for sale, at fair value	529,081	491,552
Held to maturity, at cost (estimated fair value of $149,627 and $33,333, respectively)	145,047	155,493
Investment securities	674,128	647,045
Federal Home Loan Bank stock, at cost	589	1,277
Loans held for sale	80	-
Loans, net of unearned income	736,220	685,857
Less: allowance for loan losses	8,415	10,177
Net loans	727,805	675,680
Premises and equipment, net	20,324	19,824
Goodwill	1,999	1,999
Intangible assets, net	1,901	2,241
Other real estate, net	860	4,138
Accrued interest receivable	6,295	6,179
Other assets	6,803	8,868
Total Assets	$1,471,290	$1,422,535
Liabilities and Stockholders' Equity		
Deposits:		
Noninterest-bearing demand	$201,930	$190,727
Interest-bearing demand	391,507	354,113
Savings	69,052	64,279
Time	665,592	653,729
Total deposits	1,328,081	1,262,848
Short-term borrowings	1,800	29,385
Accrued interest payable	2,281	2,963
Long-term borrowings	1,755	800
Other liabilities	2,147	2,460
Total Liabilities	1,336,064	1,298,456
Stockholders' Equity		
Preferred stock:		
Series C - $1,000 par value - authorized 39,435 shares; issued and outstanding 39,435 shares	39,435	39,435
Common stock:		
$1 par value - authorized 100,600,000 shares; issued 6,294,227 shares	6,294	6,294
Surplus	39,387	39,387
Treasury stock, at cost 2,895 shares	(54)	(54)
Retained earnings	50,722	44,793
Accumulated other comprehensive income	(558)	(5,776)
Total Stockholders' Equity	135,226	124,079
Total Liabilities and Stockholders' Equity	$1,471,290	$1,422,535

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Three-Month Period Ended June 30, 2014	2013
	(unaudited)	
Interest Income:		
Loans (including fees)	$9,977	$9,189
Loans held for sale	-	-
Deposits with other banks	49	51
Securities (including FHLB stock)	3,283	3,236
Federal funds sold	-	-
Total Interest Income	13,309	12,476
Interest Expense:		
Demand deposits	332	319
Savings deposits	8	11
Time deposits	1,958	2,485
Borrowings	28	38
Total Interest Expense	2,326	2,853
Net Interest Income	10,983	9,623
Provision for loan losses	357	800
Net Interest Income after Provision for Loan Losses	10,626	8,823
Noninterest Income:		
Service charges, commissions and fees	1,080	1,171
Net gains on securities	56	767
Net gains on sale of loans	(6)	(3)
Other	355	346
Total Noninterest Income	1,485	2,281
Noninterest Expense:		
Salaries and employee benefits	3,953	3,616
Occupancy and equipment expense	1,009	1,005
Other	3,139	3,209
Total Noninterest Expense	8,101	7,830
Income Before Income Taxes	4,010	3,274
Less: Provision for income taxes	1,340	1,142
Net Income	$2,670	$2,132
Preferred stock dividends	(99)	(203)
Income Available to Common Shareholders	$2,571	$1,929
Per Common Share:		
Earnings	$0.41	$0.31
Cash dividends paid	$0.16	$0.16
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.75%	0.61%
Return on Average Common Equity	11.59%	8.97%
Return on Average Common Equity Adjusted for Preferred Dividends	11.17%	8.12%

Consolidated Statements of Income

(in thousands, except share, per share data and percentages)

	For the Six-Month Period Ended June 30, 2014	2013
	(unaudited)	
Interest Income:		
Loans (including fees)	$19,485	$18,285
Loans held for sale	-	-
Deposits with other banks	81	91
Securities (including FHLB stock)	6,624	6,604
Federal funds sold	-	1
Total Interest Income	26,190	24,981
Interest Expense:		
Demand deposits	683	682
Savings deposits	16	25
Time deposits	3,925	4,991
Borrowings	58	75
Total Interest Expense	4,682	5,773
Net Interest Income	21,508	19,208
Provision for loan losses	657	1,704
Net Interest Income after Provision for Loan Losses	20,851	17,504
Noninterest Income:		
Service charges, commissions and fees	2,152	2,322
Net gains on securities	209	1,544
Net gains on sale of loans	(7)	2
Other	762	673
Total Noninterest Income	3,116	4,541
Noninterest Expense:		
Salaries and employee benefits	7,784	7,173
Occupancy and equipment expense	2,002	1,985
Other	5,940	6,408
Total Noninterest Expense	15,726	15,566
Income Before Income Taxes	8,241	6,479
Less: Provision for income taxes	2,786	2,258
Net Income	$5,455	$4,221
Preferred stock dividends	(197)	(486)
Income Available to Common Shareholders	$5,258	$3,735
Per Common Share:		
Earnings	$0.84	$0.59
Cash dividends paid	$0.32	$0.32
Average Common Shares Outstanding	6,291,332	6,291,332
Return on Average Assets	0.77 %	0.61 %
Return on Average Common Equity	12.17 %	8.94 %
Return on Average Common Equity Adjusted for Preferred Dividends	11.30 %	7.91 %

Bank Officers

Executive Officers

Alton B. Lewis, Jr.*
President and CEO
Guaranty Square

Eric J. Dosch*
Chief Financial Officer
Guaranty Square

Senior Vice Presidents

Glenn A. Duhon, Sr.
Regional Manager
Abbeville

Michael F. Lofaso
Regional Manager
Ponchatoula

J. Richard Stark
Operations

Christy L. Wells
Regional Manager
Hammond

Vice Presidents

Thomas F. Brothers

Cheryl Q. Brumfield

Kimberly D. Camaille

Christopher O. Coker

Colleen Ebarb

Ronald W. Edmonds

Denise D. Fletcher

Ronald R. Foshee

Bernadette Z. Kemp

Brenda Marks

Vera S. Matthews

Ronald C. Pittman

Desiree Simmons

Evan M. Singer, BSA Officer

Randy Vicknair

Controller

Eric Fuller

Assistant Vice Presidents

James M. Baxter

Edward P. Bertoniere

Lance S. Davis

Teri L. Duncan

Harrison P. Gill

Joyce N. Glass

Ludrick P. Hidalgo

Adam J. Johnston

Shirley P. Jones

Mikki M. Kelley

Robert M. Mizell

Michael A. Mosbey

Scott B. Schilling

D. Lynn Talley

Officers

Rebecca G. Brown

Lauryn Cobum

Lance S. Davis

Vanessa R. Drew

Jeannette N. Ernst

Michael D. Knighten

Christopher W. McGhee

V. Diane Patterson

Kristina E. Terry

Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

Banking Center Locations

Full-Service Banking Centers

South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

Service24 ATM Locations

North Louisiana

Benton
  189 Burt Boulevard
Dubach
  117 East Hico Street
Haynesville
  10065 Highway 79
Homer
  401 North 2nd Street
  (Homer Memorial Hospital)
Oil City
  126 South Highway 1
Vivian
  102 East Louisiana Ave.

Service24 ATM Locations

South Louisiana

Abbeville
  799 West Summers Drive
Amite
  100 East Oak Street
  1014 West Oak Street
Denham Springs
  2231 South Range Avenue
Hammond
  1201 West University Avenue
  2111West Thomas Street
  400 East Thomas Street
  4 Medical Center Drive
  (North Oaks Medical Center)
  1900 S. Morrison Boulevard
  (North Oaks Rehabilitation Center)
Greensburg
  6151 Highway 10
Independence
  455 West Railroad Ave.
Jennings
  500 North Cary
Kentwood
  723 Avenue G
Livingston
  17199 Spring Ranch Road
  (Livingston Parish Medical Ctr.)
Loranger
  19518 Hwy 40
Montpelier
  35651 Highway 16
Ponchatoula
  105 Berryland
  195 North 6th Street
Robert
  22628 Highway 190
Walker
  29815 Walker Rd. S
Watson
  33818 Highway 16

FIRST GUARANTY BANCSHARES, INC.
Committed To Customer Satisfaction

FIRST GUARANTY BANCSHARES, INC.

Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984